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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2005
                                                         ----------------


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                        1-16383                 95-4352386
(State or other jurisdiction of   (Commission File Number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            717 Texas Avenue
               Suite 3100
               Houston, Texas                                    77002
   (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

     On April 15, 2005, Cheniere Energy, Inc. (the "Company") issued a press release announcing that Senior Vice President and Chief Financial Officer Don Turkleson will deliver a presentation on behalf of the Company on Monday, April 18, 2005, at the Independent Petroleum Association of America's Oil & Gas Investment Symposium in New York City. The press release and the Company's corporate presentation are attached as Exhibits 99.1 and 99.2 to this report and are incorporated by reference into this Item 7.01. The Exhibits are not filed but are furnished pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

c) Exhibits

   Exhibit
   Number     Description
   ------     -----------
    99.1      Press Release, dated April 15, 2005 (filed herewith).

    99.2      Cheniere Energy, Inc. corporate presentation (filed herewith).


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CHENIERE ENERGY, INC.


     Date: April 15, 2005                        By:    /s/ Zurab S. Kobiashvili
                                                        ------------------------
                                                 Name:  Zurab S. Kobiashvili
                                                 Title: Senior Vice President
                                                        and General Counsel

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EXHIBIT INDEX

Exhibit       Description
-------       -----------
Number
------
 99.1         Press Release, dated April 15, 2005 (filed herewith).

 99.2         Cheniere Energy, Inc. corporate presentation (filed herewith).